UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 28, 2021

Date of Report (Date of earliest event reported):

NETLIST, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33170 (Commission File Number)	95-4812784 (IRS Employer Identification Number)

175 Technology Drive, Suite 150
Irvine, California 92618
(Address of principal executive offices)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	NLST	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 28, 2021 (the “Effective Date”), Netlist, Inc. (the “Company”) entered into a Lease (the “Lease”) with University Research Park LLC (the “Landlord”), pursuant to which the Company has agreed to lease from the Landlord certain premises (the “Premises”) located at 111 Academy Drive, Suite 100, Irvine, CA 92617. The Premises will serve as the Company’s new corporate headquarters, as well as the Company’s research and development and sales operations center.

The Premises consist of approximately 14,809 leasable square feet. The term of the Lease is sixty (60) months with one thirty-six (36) months renewal option and is estimated to commence twenty-four (24) weeks following the Effective Date..

Also on the Effective Date, the Company entered into a Lease Termination Agreement (the “Termination Agreement”) with Spectrum Office Properties II LLC (“Spectrum”). Pursuant to the Termination Agreement, the Company’s existing lease for its current headquarters facility will terminate on the commencement of the Lease.

Copies of of the Lease and the Termination Agreement are included as Exhibits 10.1 and 10.2. The foregoing description of the Lease and the Termination Agreement are summaries, do not purport to be complete and are qualified in their entirety by reference to the full text of the Lease and the Termination Agreement, which are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

The disclosure regarding the Termination Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure regarding the Lease set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description
10.1	Lease, dated April 28, 2021, by and between Netlist, Inc. and University Research Park LLC
10.2	Lease Termination Agreement, dated April 28, 2021, by and between Netlist, Inc. and Spectrum Office Properties II LLC

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Date: May 3, 2021	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Vice President and Chief Financial Officer

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